SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 6, 2006

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------------------- ------------------------------------ (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2006, the Board of Directors of inVentiv Health, Inc. (the "Company") approved amendments to Article I, Section 8 and Article II, Section 2 of the Company's bylaws to change the vote standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes "withheld" with respect to that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

In addition, as a condition to any nominee who already serves as a director being nominated for reelection, the director shall tender to the Board of Directors a resignation effective upon such director receiving less than a majority of the votes cast at the meeting. If an incumbent director nominated in a non-contested election is not elected, the Board of Directors will determine, through a process managed by the Nominating and Corporate Governance Committee, whether to accept or reject the director's resignation at its next regularly scheduled meeting. Unless the Board of Directors determines that retention of the director is clearly in the best interests of the Company, the Board of Directors will accept the resignation. The determination of the Board of Directors will be promptly disclosed on a filing with the Securities and Exchange Commission. The director who tenders his or her resignation will not participate in the Board of Directors' decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.

The amended and restated bylaws are effective as of September 6, 2006.

Item 8.01 Other Events

Simultaneously with its approval of the amended and restated bylaws, the Board of Directors adopted a Corporate Governance Policy on Majority Voting in order to further implement the changes in the bylaws concerning voting in non-contested elections.

        The information contained in this Item 8.01 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

(c) The following documents are filed as exhibits to this report:

3.1 Amended and Restated Bylaws of inVentiv Health, Inc.

99.1 Corporate Governance Policy on Majority Voting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: September 12, 2006 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)